Shareholders' Equity (Details) - Schedule of Share-Based Compensation Expenses - Share-Based Compensation Expenses [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule of Share Based Compensation Expenses [Abstract]
Cost of revenue	$ 56	$ 99	$ 51
Research and development	3,818	4,806	3,248
Sales and Marketing	484	997	2,442
General and administrative	2,480	12,721	13,065
Total	$ 6,838	$ 18,623	$ 18,806